EXHIBIT 99.1

Medical Staffing Network Announces Completion of the Acquisition of InteliStaf Healthcare

BOCA RATON, Fla.—(BUSINESS WIRE)—July 2, 2007—Medical Staffing Network Holdings, Inc. (NYSE: MRN), a leading healthcare staffing company and the largest provider of per diem nurse staffing services in the nation, announced today that it has completed its previously announced acquisition of InteliStaf Holdings, Inc. (InteliStaf), a privately held leading healthcare staffing company headquartered in Oakbrook Terrace, Illinois, for approximately $92 million in cash. InteliStaf was incorporated in 1989 and grew significantly through its acquisitions of Gentiva Health Services’ Healthcare Staffing Division and StarMed Staffing in 2000 and 2004, respectively. InteliStaf provides nurses, allied healthcare professionals and other medical professionals to healthcare facilities through its per diem, travel nurse and vendor management services divisions.

Medical Staffing Network (MSN) will now be the third largest healthcare staffing company in the country with anticipated annualized combined revenues in excess of $550 million. The Company believes it will be in a position to continue to improve its profitability as it leverages its fixed cost infrastructure over an increased revenue volume base. The acquisition will also bring additional experienced leadership and innovation to MSN’s clients and healthcare professionals. Healthcare facilities will now have access to the nearly 50,000 quality healthcare professionals MSN actively employs nationwide. Healthcare professionals will be able to choose from more per diem, travel and allied health staffing positions throughout the country through the thousands of healthcare facilities the combined company intends to service. The acquisition will expand MSN’s national per diem presence to approximately 130 markets coast to coast.

Robert J. Adamson, MSN’s Chairman and Chief Executive Officer, said, “I am excited the acquisition is complete and believe it will enhance both our near and long-term market share and profitability objectives. During the past 12 months, MSN has successfully increased its gross margins by over 250 basis points. The next step on our road to improved profitability was to scale up our operations and add more transaction volume to our operating infrastructure, which has a significant fixed cost element. Leveraging our fixed costs with the incremental volume that the InteliStaf transaction brings to the table is a major win for us. We have been a Joint Commission certified healthcare staffing company since 2005, and the new MSN will continue to provide exceptional quality services to our clients, while being able to provide more career opportunities to our healthcare professionals. We expect that the addition of InteliStaf’s travel nurse staffing and vendor management divisions will enable MSN to offer an industry leading, balanced portfolio of quality staffing solutions to healthcare facilities throughout the country.”

The combined company intends to operate its per diem and allied divisions under the Medical Staffing Network brand and its travel division under the InteliStaf brand. All divisions will be led by Robert J. Adamson as Chairman and Chief Executive Officer, along with a management team of senior-level employees from both organizations.

MSN financed the acquisition with $155 million senior secured credit facilities consisting of a six-year $30 million senior secured revolving credit facility, a six-year $100 million senior secured term loan and a seven-year $25 million second lien term loan. These funds will be used to repay all of MSN’s existing debt, finance the acquisition of InteliStaf and provide for working capital and general company purposes. The credit facilities were jointly arranged by GE Healthcare Financial Services and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services, Inc.

About Medical Staffing Network Holdings, Inc.

Medical Staffing Network Holdings, Inc. is the largest provider of per diem nurse staffing services in the United States as measured by revenues. The Company also provides travel nurse staffing services and is a leading provider of allied health professionals, such as radiology and diagnostic imaging specialists, clinical laboratory specialists, rehabilitation specialists, pharmacists and respiratory therapists and other similar healthcare vocations.

About GE Healthcare Financial Services

GE Healthcare Financial Services is a provider of capital, financial solutions, and related services for the global healthcare market. With over $16 billion of capital committed to the healthcare industry, GE Healthcare Financial Services offers a full range of capabilities from equipment financing and real estate financing to working capital lending, vendor programs, and practice acquisition financing. With its knowledge of all aspects of healthcare from hospitals and long-term care facilities to physicians’ practices and life sciences, GE Healthcare Financial Services works with customers to create tailored financial solutions that help them improve their productivity and profitability. For more information, please visit www.gehealthcarefinance.com.

About Merrill Lynch Capital

Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., is a leading commercial finance business providing a broad range of structured financing solutions to middle market companies nationwide. Based in Chicago and with regional offices throughout the country, Merrill Lynch Capital is focused on four market segments: corporate finance, equipment finance, healthcare finance and real estate finance. The Healthcare Finance Group of Merrill Lynch Capital provides senior financing solutions for middle market healthcare companies, offering cash flow, asset, life sciences related and real estate based credit facilities and junior secured debt, and equity co-investments. Merrill Lynch Capital is an affiliate of Merrill Lynch Bank USA. For more information, please visit our website at www.mlcapital.ml.com.

This release contains statements that are forward-looking in nature. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. These factors include the following: our ability to increase revenues, market share or profitability; our ability to continue to generate significant amounts of cash flow from operations; our ability to sustain the improved self insurance claims experience; our ability to attract and retain qualified nurses and other healthcare personnel; the overall level of demand for services provided by temporary healthcare professionals; our ability to enter into and maintain contracts with hospital and healthcare facility clients on terms attractive to us; our ability to maintain the improvement in the spread between bill and pay rates; risks associated with our debt obligations; our ability to obtain additional financing, if required, in future periods; willingness of hospital and healthcare facility clients to utilize temporary healthcare staffing services; the general level of patient occupancy at our hospital and healthcare facility clients; the functioning of our information systems; the effect of existing or future government regulation and federal and state legislative and enforcement initiatives on our business including Joint Commission certification; our clients’ ability to pay us for our services; our ability to successfully implement our acquisition and integration strategies; our ability to successfully integrate completed acquisitions into our current operations; the effect of liabilities and other claims asserted against us; the effect of competition in the markets we serve; our ability to carry out our business strategy; the departure of key officers and management personnel; and the effect of our recognition of an impairment to goodwill, if any. Additional information concerning these and other important factors can be found within our filings with the Securities and Exchange Commission. Statements in this release should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Given these uncertainties, the forward-looking statements discussed in this press release might not occur.